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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2012

SANTO MINING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-169503	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ave. Sarasota #20, Torre Empresarial, Suite 1103 Santo Domingo, Dominican Republic
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 809-535-9443

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement

Investment Agreement

On December 19, 2012, Santo Mining Corp. (the “Company”) entered into an investment agreement (the “Investment Agreement”) with Deer Valley Management, LLC (the “Investor”) whereby the Investor shall purchase up to $5,000,000 of the Company’s common stock, $0.001 par value (the “Common Stock”).

The Investment Agreement provides that the Company may, from time to time during the Open Period (defined below), in its sole discretion, deliver a notice (the “Put Notice”) to the Investor which states the dollar amount that the Company intends to sell to the Investor on a date specified in the Put Notice (the “Put”). The Company will be entitled to Put to the Investor (the “Put Amount”) the number of shares of Common Stock equal to one hundred percent (100%) of the average daily volume of the Common Stock for the ten (10) consecutive trading days immediately prior to date of the applicable Put Notice (the “Pricing Period”). The purchase price per share to be paid by the Investor for each Put Amount will be calculated at a twenty-two and a half percent (22.5%) discount to the weighted average price of the three lowest closing bid prices of the Common Stock, as reported by Bloomberg, L.P., during the Pricing Period. The Open Period begins on the trading day after a registration statement is declared effective as to the Common Stock to be subject to the Put, and ends thirty-six (36) months after such date, unless earlier terminated in accordance with the Investment Agreement (the “Open Period”). The Company has reserved 17,000,000 shares of its Common Stock for issuance to the Investor under the Investment Agreement.

Registration Rights Agreement

In connection with the Investment Agreement, the Company and the Investor also entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company is obligated to file a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC’), within 21 days of the execution of the Investment Agreement, to cover any shares that have been or maybe issued pursuant to a Put (the “Put Shares”) and any shares that maybe issued with respect to the Put Shares by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (the “Registrable Securities”).  The amount of the Registrable Securities required to be included in the initial Registration Statement shall be no less than the maximum amount of common stock permitted by the SEC to be included in a Registration Statement pursuant to Rule 415 (the “Rule 415 Amount”) promulgated under the Securities Act of 1933, as amended (the “Act”), and the Company shall file additional Registration Statements to register additional Rule 415 Amounts until all the Registrable Securities are registered. In addition, the Company is obligated to maintain the effectiveness of the Registration Statement through the Registration Period (as defined in the Registration Rights Agreement).

The foregoing descriptions of the Investment Agreement and Registration Rights Agreement are qualified in their entirety by reference to the provisions of the Investment Agreement and Registration Rights Agreement filed as exhibits 10.1 and 10.2 to this Current Report on the Form 8-K (this “Report”), respectively, which are incorporated by reference.

Securities Purchase Agreement

On December 19, 2012 (the “Closing Date”), the Company also entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the Investor.  Pursuant to the Securities Purchase Agreement, the Investor has agreed to purchase 400,000 shares of the Company’s common stock at $0.20 per share (the “Shares”) for aggregate proceeds of $80,000. $50,000 was provided on the Closing Date and the remaining $30,000 will be provided upon the earlier of the Effective Date (defined below) of the Registration Statement (defined below) or the filing of Amendment No.1 to the Registration Statement.

Pursuant to the Securities Purchase Agreement, the Company granted the Investor registration rights with respect to the Shares. The Company will file a registration statement (“Registration Statement”) with the SEC to register the Shares within 30 days after the Closing Date and have it declared effective within 120 days after the Closing Date (the “Effective Date”).

If the Registration Statement is not declared effective by the Effective Date, the Company is required to pay partial liquidated damages to the Investor in the amount equal to 1% for the purchase price paid for the Shares for each 30-day period for which the Company is non-compliant, however, such damages shall cease to accrue on the 180th day following the Closing Date.

The Securities Purchase Agreement also contains a price protection provision (the “Price Protection Provision”), whereas the Shares will be valued at 50% discount to the price of the Company’s common stock on the Effective (the “Share Value”).  In the event that the Share Value is less than $80,000, the Company will issue additional shares of registered common stock to the Investor, such that the value of the total shares being issued by us to the Investor will total $80,000. However, notwithstanding the above, in no event shall the Share Value per share be valued less than $0.12, even if the cumulative Share Value does not reach $80,000.

The foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the provisions of the Securities Purchase Agreement filed as exhibit 10.3 to this Report, which is incorporated by reference.

Item 3.02      Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale and the issuance of the Put Shares and the Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  We made this determination based on the representations of the Investor that the investor an “accredited investor” within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment.

Item 8.01      Other Events

On December 27, 2012, the Company issued a press release announcing it had entered into the Investment Agreement and Securities Purchase Agreement, a copy of which is attached to this Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
10.1	Investment Agreement, dated December 18, 2012, by and between Deer Valley Management, LLC. and Santo Mining Corp.
10.2	Registration Rights Agreement, dated December 18, 2012, by and between Deer Valley Management, LLC. and Santo Mining Corp.
10.3	Securities Purchase Agreement dated December 18, 2012, by and between Deer Valley Management, LLC. and Santo Mining Corp.
99.1	Press Release dated December 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2012

SANTO MINING CORP.

By:	/s/ ALAIN FRENCH
Alain French Chief Executive Officer, President, Secretary and Treasurer